Barclays Capital Global Financial Services Conference

Vikram Pandit

Chief Executive Officer

September 16, 2009

Agenda

- **Citigroup – Progress over the last 18 months**
- **Citi Holdings**
  - Brokerage and Asset Management
  - Local Consumer Lending
  - Special Asset Pool
- **Citicorp**
  - Institutional Clients Group
  - Regional Consumer Banking
- **Looking Ahead**
- **Q&A**

Progress Over The Last 18 Months

Expenses


$B
(23)%
$15.7
$12.0
Quarterly run-rate down ~$4B
4Q'07
2Q'09

Headcount


'000
(26)%
375
279
Smith Barney accounted for 20.5K of the reduction
4Q'07
2Q'09

Assets


$T
(16)%
$2.2
$1.8
Down >$500B from peak
4Q'07
2Q'09

Structural Liquidity [1]


62%
71%
4Q'07
2Q'09

(1) Structural Liquidity is deposits, long-term debt and stockholders' equity as a percent of assets.

Progress Over The Last 18 Months – Capital

Capital Raised



$B
$48
11/07-04/08
$45
$93
Capital Markets
TARP
Total

Tier 1 Capital and Tier 1 Common Ratio



Tier 1 Common
Tier 1 Capital
7.1%
5.0%
12.7%
9.2%
4Q'07
2Q'09 Pro forma

Tangible Common Equity



$B
$40
$100
$60
$40
2Q'09
2Q'09 Pro forma

TBV/Share and BV/Share



TBV/Share
BV/Share
$7.26
$14.16
$4.37
$6.03
2Q'09
2Q'09 Pro forma

Note: Tier 1 Common Ratio, Tangible Common Equity and Tangible Book Value per Share (TBV/Share) are non-GAAP measures. Please see slides 37 and 38 for additional information on these measures. 2Q'09 Pro forma refers to the impact of the closing of the offers to exchange preferred stock and trust preferred securities for common stock, completed in full on September 10, 2009.

Progress Over The Last 18 Months

- **Formed new management team**
- **Strengthened risk function**
- **Restructured corporate governance**
  - Added 7 new directors with strong financial services expertise

Citigroup Reorganization – Rationale

- Focus around core historical strengths and clients' needs
- Shift away from businesses overly reliant on wholesale funding and developed markets credit creation to more stable and profitable businesses
- Positioned against growing segments of financial services

Citicorp	Citi Holdings
Global bank for businesses and consumers	Non-core businesses and assets
Unmatched global network and emerging markets footprint	Includes many attractive franchises – E.g. CitiFinancial, Primerica
Deep and diversified business portfolio across consumer, services, and institutional revenue pools	Focus on reducing assets, tightly managing risks and optimizing value

No legal separation between Citicorp and Citi Holdings

Citigroup – Financials

$B

Citicorp | Citi Holdings

Managed Revenues (1)



Smith Barney GoS: $11.1B
$89.7
38.7
52.8
$81.5
21.2
62.6
$61.2
66.3
(2.8)
$60.1
21.7
38.7
2006
2007
2008
1H'09

	2006	2008	1H'09
Holdings Net Marks:	$(20.1)	$(38.7)	$(3.9)
Citicorp Net Marks:	$1.0	$0.2	$1.9

Expenses



Goodwill impairment: $9.6B
$50.3
18.1
32.0
$58.7
20.5
36.4
$69.2
25.2
43.5
$23.7
8.2
15.0
2006
2007
2008
1H'09

Cost of Credit



$7.5
5.7
1.9
$17.9
14.1
3.9
$34.7
26.7
8.0
$23.0
17.9
5.0
2006
2007
2008
1H'09

Net Income



$21.5
9.2
12.5
$3.6
14.5
(8.9)
$(27.7)
6.1
(35.6)
$5.9
10.7
(3.9)
2006
2007
2008
1H'09

(1) For a list of net revenue marks please refer to pages 20 and 21 of the 2Q'09 earnings presentation. Managed metrics are non-GAAP measures. Please see slide 39 for additional information on these measures.

Note: Totals may not sum due to rounding. Corporate / Other and Discontinued Operations not shown, but are included in the totals.

Citigroup Reorganization

1H'09 $B	Revenues	Net Income	EOP Assets	EOP Deposits
Citicorp	$35.5	$10.7	$985	$702
Citi Holdings (1)	$19.2	$(3.9)	$649	$88
Corporate / Other	$(0.2)	$(0.7)	$213	$15

(1) Includes a pre-tax gain of $11.1 billion ($6.7 billion after-tax) arising from the 2Q'09 closing of the Morgan Stanley Smith Barney joint venture.

Citigroup Reorganization

1H'09 $B	Revenues	Net Income	EOP Assets	EOP Deposits
Citicorp	$35.5	$10.7	$985	$702
Citi Holdings (1)	$19.2	$(3.9)	$649	$88
• Broker & Asset Management (1)	14.0	6.9	56	56
• Local Consumer Lending	10.4	(5.6)	392	32
• Special Asset Pool	(5.2)	(5.2)	201	--

Ring-Fenced Assets(2): $220B; 74% in LCL, 26% in SAP

(1) Includes a pre-tax gain of $11.1 billion ($6.7 billion after-tax) arising from the 2Q'09 closing of the Morgan Stanley Smith Barney joint venture.
(2) Ring-Fenced Assets refers to the assets covered under the loss-sharing agreement with the U.S. government. At 2Q'09, ring-fenced assets also included approximately $46 billion of unfunded lending commitments, for a total of $266 billion of covered assets.

Note: Totals may not sum due to rounding.

Citi Holdings

- **Businesses and assets not core to our strategy**
  - Many attractive franchises (e.g. MSSB, Nikko, CitiFinancial, Primerica)
- **Main drivers of asset reduction: dispositions and run-off**
  - Closed or signed 32 dispositions since December 2007
- **No legal separation from Citigroup**

EOP Assets ($B)



$(249)B
898
833
775
715
662
649
1Q'08
2Q'08
3Q'08
4Q'08
1Q'09
2Q'09

Citi Holdings – Financials

Managed Revenues[1]



$B
Smith Barney GoS: $11.1B
$38.7
$21.2
($2.8)
$21.7
2006
2007
2008
1H'09

Net Marks:	$(20.1)	$(38.7)	$(3.9)

Expenses



$B
$18.1
$20.5
$25.2 (2)
$8.2
2006
2007
2008
1H'09

Cost of Credit



$B
NCL
LLR(3)
$5.7
5.2
0.5
$14.1
7.2
6.8
$26.7
14.1
12.7
$17.9
12.8
5.1
2006
2007
2008
1H'09

Net Income



$B
$9.2
($8.9)
($35.6)
($3.9)
2006
2007
2008
1H'09

(1) For a list of net revenue marks please refer to page 21 of the 2Q'09 earnings presentation. Managed metrics are non-GAAP measures. Please see slide 39 for additional information on these measures. (2) Fourth quarter 2008 expenses included a $3.0 billion goodwill impairment charge.
(3) LLR includes provisions for benefits and claims, provision for unfunded lending commitments and credit reserve builds/releases.
Note: Totals may not sum due to rounding.

Holdings – Brokerage and Asset Management



EOP Assets ($B)
56
68
65
62
58
52
56
4Q'07
1Q'08
2Q'08
3Q'08
4Q'08
1Q'09
2Q'09



Asset Composition
Retail Alternative Investments
7%
10%
Latin America Asset Management
Nikko
38%
45%
MS Smith Barney JV
2Q'09 Total: $56B

- **Significant dispositions:**
  - Closed Morgan Stanley Smith Barney joint venture in 2Q'09
  - Signed sale of Nikko Cordial and Nikko Asset Management, each expected to close in 4Q'09
- **Retail Alternative Investments: private equity, real estate and hedge fund of funds**
- **Latin America: private pension fund managers and insurance**

Holdings – Local Consumer Lending

EOP Assets ($B)


~$(90)B
481
484
469
451
416
396
392
4Q'07
1Q'08
2Q'08
3Q'08
4Q'08
1Q'09
2Q'09

Asset Composition


Mtg. Warehouse 2%
MSR 2%
Other 6%
Primerica 3%
N.A. Cards
Other 4%
Loans 6%
International Loans 10%
19%
Other N.A. Loans
48%
N.A. Mortgage Loans

2Q'09 Total: $392B

- Asset reduction of ~$90B since 4Q'07; ~$34B from mortgages
- 42% of assets are ring-fenced(1)
- A number of attractive franchises, among them:

North America:

– CitiFinancial, Primerica, Retail Partners Cards

International:

– Western European retail banking and cards portfolios, India CF, Korea CF

(1) Ring-Fenced Assets refers to the assets covered under the loss-sharing agreement with the U.S. government.

Holdings – Special Asset Pool

EOP Assets ($B)



$(150)B
351
346
299
262
241
214
201
4Q'07
1Q'08
2Q'08
3Q'08
4Q'08
1Q'09
2Q'09

Asset Composition



Consumer & SMEs 4%
3% Other
Equity 7%
SIVs 8%
Monolines 1%
Highly Lev Fin. Commit. 2%
Marked to Market
21%
22%
32%
Securities at AFS/HTM
Loans, leases & Letters of Credit at HFI/HFS

2Q'09 Total: $201B

- Asset reduction of $150B since 4Q'07
- 28% of assets are ring-fenced[(1)]
- Corporate securities, prime and non-US MBS represent over 50% of Securities at AFS/HTM
- Includes $49 billion of loans, leases and LCs at HFI/HFS with $4B of reserves against them
- Marked to market securities at 29% of face value

(1) Ring-Fenced Assets refers to the assets covered under the loss-sharing agreement with the U.S. government.

citi

Citigroup Reorganization

1H'09 $B	Revenues	Net Income	EOP Assets	EOP Deposits
Citicorp	**$35.5**	**$10.7**	**$985**	**$702**
• Regional Consumer Banking	11.4	0.8	198	274
• Securities & Banking	19.3	8.1	724	118
• Transaction Services	4.9	1.9	63	310

Note: Totals may not sum due to rounding.

Citicorp – Financials

Managed Revenues (1)



$B
$52.8
$62.6
$66.3
$38.7
2006
2007
2008
1H'09
Net Marks:
$(1.0)
$0.2
$1.9

Expenses



$B
(2)
$32.0
$36.4
$43.5
$15.0
2006
2007
2008
1H'09

Cost of Credit



$B
NCL
LLR (3)
$1.9
1.7
0.2
$3.9
1.2
2.7
$8.0
3.0
4.9
$5.0
2.2
2.8
2006
2007
2008
1H'09

Net Income



$B
$12.5
$14.5
$6.1
$10.7
2006
2007
2008
1H'09

(1) For a list of net revenue marks please refer to page 20 of the 2Q'09 earnings presentation. Managed metrics are non-GAAP measures. Please see slide 39 for additional information on these measures. (2) Fourth quarter 2008 expenses included a $6.5 billion goodwill impairment charge.
(3) LLR includes provisions for benefits and claims, provision for unfunded lending commitments and credit reserve builds/releases.
Note: Totals may not sum due to rounding.

Citicorp – Unparalleled Global Network



$36B
59%
41%
1H'09 Revenues
$985B
62%
38%
2Q'09 Assets
$702B
44%
56%
2Q'09 Deposits
Developed
Emerging



2006-2012E GDP CAGR(1)
7%
Emerging
2%
Developed

(1) Source: IMF



Physical infrastructure
Serving clients/ no physical infrastructure

Citicorp – Institutional Clients Group

- Global network – presence in over 100 markets
  - Market leader in Emerging Markets
  - Trading floors in 75 countries
  - Leading global corporate client franchise



Physical infrastructure
Serving clients/ no physical infrastructure
Trading floor

Citicorp – Transaction Services

Global, scale driven business

Treasury and Trade Solutions

- Liquidity & Investments
- Payments
- Receivables
- Information Services
- Wholesale Card Solutions
- Supply Chain Integration
- Trade Finance
- Trade Services
- FI Outsourcing
- Export & Agency Finance

Securities and Fund Services

- Custody & Clearing
- Securities Finance
- Middle Office Outsourcing (risk, compliance, attribution, performance)
- Issuer Services
- Fund Services
- Investment Administration Services
- Capital Markets Support and Post-Closing Servicing

Solid Financial Performance



2Q'04-2Q'09 CAGR
20%
20%
9%
30%
Avg. Deposits(1)
Revenues
Expenses
Net Income

- Asset light, high return business driven by fees & deposits
- Low volatility, annuity-type revenues
  - Revenue from >100 countries
  - Top 3,000 clients: >95% of revenues
- Scale business underpinned by technology and infrastructure

(1) Includes other customer liability balances.

Citicorp – Securities and Banking

- **Focus on risk-adjusted profitability and greater execution discipline**
- **Refocus on client flow business, and capture market share in a resized client base**
- **Leverage global footprint and emerging markets leadership**
- **Invest to close product gaps**
  - Equities, prime brokerage, commodities, G10 rates, private banking
- **Continue upgrading talent, technology and automation**

Citicorp – ICG Client Franchise Remains Strong


Securities & Banking Revenues
$B
Revenue (ex Marks, CVA)
Marks & CVA
$11.0
$9.8
$14.2
$11.2
$10.2
$15.1
$14.6
$9.8
$10.1
$19.3
$17.4
1H'06
2H'06
1H'07
2H'07
1H'08
2H'08
1H'09


Transaction Services Revenues
$B
$3.0
$3.2
$3.6
$4.5
$4.9
$5.1
$4.9
1H'06
2H'06
1H'07
2H'07
1H'08
2H'08
1H'09

Citicorp – Securities and Banking

Momentum In Citi's U.S. Fixed Income Franchise

"For the first time in many years, Citigroup meaningfully improved its performance in U.S. fixed income - congratulations! It took better advantage of the unprecedented changes in the competitive landscape than any other firm…Citigroup registered the largest gain in market share of any dealer…"

- Greenwich Associates, July 2009

Citicorp – Regional Consumer Banking

Presence in 38 Countries
60% of Revenues[1] from Emerging Markets


North America
EMEA
Asia
Latin America
1H'09 Managed Revenues $14.5B
22%
48%
25%
5%
2Q'09 Avg. Managed Loans $186B
33%
47%
15%
5%
2Q'09 Avg. Deposits $268B
33%
51%
13%
3%

(1) 1H'09 GAAP Regional Consumer Banking revenues.
Note: Managed metrics are non-GAAP measures. Please see slide 39 for additional information on these measures.

Citicorp – North America Consumer Banking

Retail Banking



citibank

- 1H’09 Revenues: $1.8B
- 2Q’09 Avg. Loans: $7.2B
- 2Q’09 Avg. Deposits: $135.7B
- Presence in 9 of top 10 MSAs, skewed towards savers and investors

Cards



American Airlines
Expedia.com
at&t
Thank You

- 1H’09 Managed Revenues: $5.1B
- 2Q’09 Avg. Managed Loans: $80.4B
- 2Q’09 EOP Open Accounts: 25MM
- 3rd largest issuer of cards in US

Note: Managed metrics are non-GAAP measures. Please see slide 39 for additional information on these measures.

Citicorp – International Consumer Banking

Largely Focused on Emerging Markets

2Q'09 RCB Net Credit Margin / Avg. Loans (1)



11.3%
6.6%
N.A.(2)
International

2Q'09 EOP Deposits $135Bn



Citigold: ~53% of deposits
$89
Citigold
$37
$59
$9
$5
$8
EMEA
LatAm
Asia

Mass Market

- Compete across all client and product segments
- Main countries include Mexico, Korea, Poland, Taiwan

Target Market

- Citigold offering
- Critical mass and branch density in a few key cities

(1) Net Credit Margin is total revenues net of interest expense, less net credit losses and policy benefits and claims.
(2) Managed basis.

Looking Ahead

Profitability

TARP Repayment

Talent

Citigroup – Net Revenue Marks

($B)



0.8
(17.2)
(16.4)
0.8
(13.7)
(12.9)
(6.6)
(6.9)
(0.3)
2.6
(6.4)
(3.8)
(12.1)
(2.9)
(15.0)
2.7
(4.9)
(2.2)
1.0
0.2
(0.8)
Citicorp
Holdings
Citigroup
4Q'07
1Q'08
2Q'08
3Q'08
4Q'08
1Q'09
2Q'09

- Citi experienced an outsized share of industry mark-to market losses
- Significant progress on de-levering and de-risking the balance sheet
- Key risk exposures[1] have fallen over 50% since their 4Q'07 peak
- Accretion from prior non-credit marks running at ~$0.5B per quarter

(1) For a list of key risk exposures, see page 19 of the 2Q'09 earnings presentation.

Citigroup – Provisions[1]

($B)



NCLs
LLR(2)
LLR ratio
1.37%
1.40%
1.64%
2.07%
2.31%
2.78%
3.35%
4.27%
4.82%
5.60%
2.8
0.9
1.9
2.6
0.6
1.9
4.9
2.4
2.5
7.7
4.1
3.6
5.9
2.2
3.6
7.1
2.8
4.3
9.1
4.1
4.9
12.7
6.6
6.1
10.3
3.0
7.3
12.7
4.3
8.4
1Q'07
2Q'07
3Q'07
4Q'07
1Q'08
2Q'08
3Q'08
4Q'08
1Q'09
2Q'09

- **$35.9B in allowance for loan losses at the end of 2Q'09**
- **Mortgages main driver of credit costs, but option ARMs are immaterial[3]**
- **Early signs of moderating delinquencies across consumer portfolios**

(1) Provisions for Credit Losses and for Benefits and Claims.
(2) LLR includes policyholder benefits and claims, provisions for unfunded lending commitments, and credit builds/releases.
(3) Option ARMs represent less than 0.5% of the total consumer real estate portfolio.
Note: Totals may not sum due to rounding.

TARP Repayment


U.S. Treasury Investment
$45 Billion
$25B Common Stock
$20B Trust Preferred

- USG common stock not subject to any lockup and can be sold
- Goal is to repay USG TruPs securities as soon as prudent

Wrap-up

- **Turned the corner on main issues**
  - Sustained progress over the last 18 months
- **Strong capital base to leverage the opportunity**
- **Citicorp: positioned to benefit from growth in emerging markets revenue pools**
- **Citi Holdings: reducing assets while optimizing value and mitigating risk**
- **Focus on risk-adjusted profitability and execution discipline**

Barclays Financial Services Conference

Q&A

Appendix

RCB – Average Loans 2Q'09

North America[(1)] $87.6B


Cards
92%
Commercial Banking
3%
1% Other
2% Mortgages
2% Personal

EMEA $8.4B


Cards
33%
Commercial Banking
22%
4%
Other
1% Mortgages
40%
Personal

Latin America $27.8B


Cards
42%
30%
Commercial Banking
4%
Other
10%
Mortgages
14%
Personal

Asia $61.8B


Cards
26%
Commercial Banking
19%
6%
Other
Personal
12%
37%
Mortgages

(1) Managed basis. Managed metrics are non-GAAP measures. Please see slide 39 for additional information on these measures.

Holdings – LCL Loan Composition

2Q'09	Average Loans $B	% Avg. Loans Ring-fenced[1]	NCL Ratio	% of Total 1H'09 NCLs	90+ DPD%
N.A. Loans	$290.4	58%	5.77%	81.4%	5.26%
• First mortgages	134.8	66	3.97	24.7	7.90
• Second mortgages	56.9	94	7.78	20.4	3.24
• Student	26.6	--	0.41	0.5	3.24
• Cards (Retail Partners)	22.8	6	14.99	18.4	3.71
• Personal & Other	20.4	10	11.17	11.4	3.06
• Auto	16.8	81	5.68	5.6	1.49
• Commercial Real Estate	11.2	93	1.40	0.5	1.57
International	$40.4	--	9.69%	18.6%	3.81%
• EMEA	28.3	--	7.37	9.5	4.37
• Asia	11.8	--	14.88	8.8	2.46
• Latin America	0.3	--	22.56	0.4	2.61
Total	$330.8	51%	6.26%	100%	5.08%

(1) Ring-Fenced refers to the loans covered under the loss-sharing agreement with the U.S. government.
Note: Totals may not sum due to rounding.

Holdings – LCL International Avg. Loans 2Q'09

EMEA by Type



Other
6%
Cards
40%
Personal
30%
24%
Real Estate

2Q'09 Total: $28B

Asia by Type



Other
1%
Commercial
10%
Personal
62%
27%
Real Estate

2Q'09 Total: $12B

EMEA by Country



Nordics
7%
41%
UK
Belgium
12%
5%
Other
7%
Italy
12%
Greece
16%
Spain

Asia by Country



Australia
10%
Korea
7%
57%
Japan
26%
India

Holdings – SAP Assets

2Q'09	Total $B	% of Assets Ring-fenced[1]	Face Value	Mark (% of Face)
Securities at AFS/HTM [2]	$64.7	28%	$84.3	77%
Corporates	17.1	5	17.9	96
Prime and Non-U.S. MBS	16.2	34	21.1	77
Auction Rate Securities	8.3	15	11.2	74
Alt-A mortgages	9.5	99	18.1	52
Government Agencies	6.2	--	6.1	100
Other Securities	7.4	31	9.8	75
Loan, leases & LC at HFI/HFS [3]	$44.6	NM	NM	NM
Corporates	28.2	36	30.1	94
Commercial Real Estate	15.8	62	17.2	92
Other	4.7	--	5.0	95
Loan Loss Reserves	(4.1)	NM	NM	NM
Mark to Market	$42.1	10%	NM	NM
Subprime securities	8.0	--	24.5	32
Other Securities	8.4	8	31.5	27
Derivatives	10.8	--	NM	NM
Loans, Leases and Letters of Credit	7.8	32	13.1	59
Repurchase agreements	7.3	--	NM	NM
Highly Lev. Fin. Commitments	$4.6	28%	$8.1	57%
Equities (excludes ARS and AFS)	13.8	--	NM	NM
SIVs	16.2	37	21.3	76
Monolines	1.7	--	NM	NM
Consumer and Other [4]	13.2	NM	NM	NM
Total	**$201.0**			

(1) Ring-Fenced Assets refers to the assets covered under the loss-sharing agreement with the U.S. government. (2) AFS accounts for approximately 1/3 of the total. (3) HFS accounts for approximately $1.37B of the total. (4) Includes $6.1B of Small Business Banking & Finance loans.
Note: Totals may not sum due to rounding.

Holdings – SIV Assets

2Q'09	Total $B	Average Credit Quality[(1)] AAA/AA	A/B	C/Other	% of Face
Financial Inst. Debt	$6.3	14%	25%	0%	76%
Structured Finance					
MBS	3.4	15	4	2	69
CBOs/CLOs/CDOs	1.0	3	3	--	61
CMBS	1.1	6	0	--	88
Student loans	2.4	15	--	--	88
Credit Cards	1.4	9	--	--	93
Others	0.6	1	1	1	68
Total Structured Finance	$9.9	49%	8%	4%	77%
Total	$16.2	63%	33%	4%	76%

(1) Credit ratings based on Moody's ratings of the book values of credit exposures, including credit derivatives, as of June 30, 2009.

Note: The SIVs had no direct exposure to U.S. subprime assets and had approximately $21 million of indirect exposure to subprime assets through CDOs. In order to complete the wind-down of the Structured Investment Vehicles (SIVs), Citi purchased the assets that remained in the SIVs at fair value, with a trade date of November 18, 2008. Totals may not sum due to rounding.

Non-GAAP Reconciliation

Reconciliation of Most Directly Comparable GAAP Measures to Non-GAAP Measures

Tier 1 Common, Tier 1 Common Ratio (Non-GAAP)

In millions of dollars	Jun. 30, 2009	Dec. 31, 2007
Citigroup common stockholder's equity	$ 78,001	$ 113,447
Less: Net unrealized losses on securities available-for-sale, net of tax	(7,055)	471
Less: Accumulated net losses on cash flow hedges, net of tax	(3,665)	(3,163)
Less: Pension liability adjustment, net of tax	(2,611)	(1,196)
Less: Cumulative effect included in fair value of financial liabilities attributable to the change in own credit worthiness, net of tax	2,496	1,352
Less: Disallowed deferred tax asset	24,448	-
Less: Intangible assets:		
Goodwill	26,111	41,053
Other disallowed intangible assets	10,023	10,511
Other	(893)	(1,500)
Total Tier 1 Common	$ 27,361	$ 62,919
Divided By: Risk Weighted Assets	995,414	1,253,321
Tier 1 Common Ratio	2.7%	5.0%
Tier 1 Common	$ 27,361	
Estimated Pro Forma Impact of Exchange Offer	64,000	
Tier 1 Common Pro Forma for Exchange Offer	$ 91,361	
Divided by Risk Weighted Assets	995,414	
Pro Forma Tier 1 Common Ratio	9.2%	

Non-GAAP Reconciliation

Reconciliation of Most Directly Comparable GAAP Measures to Non-GAAP Measures

Tangible Common Equity, Tangible Book Value per Share (Non-GAAP)

In millions of dollars (except book value per share)	Jun. 30, 2009
Total Citigroup Stockholders' Equity	$ 152,302
Less:	
Preferred Stock	74,301
Common Equity	78,001
Less:	
Goodwill - as reported	25,578
Intangible Assets (other than MSRs) - as reported	10,098
Goodwill and Intangible Assets - Recorded as Assets of Discontinued Operations Held for Sale	3,618
Less: Related Net Deferred Tax Liabilities	1,296
Tangible Common Equity (TCE)	$ 40,003
Approximate increase to Common Equity and TCE from the Exchange Offer	$ 60,000
Approximate TCE (reflecting the impact of the Exchange Offer)	$ 100,003
Approximate Common Equity (reflecting the impact of the Exchange Offer)	$ 138,001
Common Shares Outstanding at June 30, 2009 -- As Reported	5,508
Approximate increase to Common Shares Outstanding from the Exchange Offer	17,372
Approximate Common Shares Outstanding (reflecting the impact of the Exchange Offer)	22,880
Book Value per Common Share at June 30, 2009 - As Reported	$ 14.16
Approximate Book Value per Common Share at June 30, 2009 - Reflecting the Exchange Offer	$ 6.03
Tangible Book Value per Common Share at June 30, 2009	$ 7.26
Approximate Tangible Book Value per Common Share at June 30, 2009 - Reflecting the Exchange Offer	$ 4.37

Non-GAAP Reconciliation

Reconciliation of Most Directly Comparable GAAP Measures to Non-GAAP Measures

Managed Revenues (Non-GAAP)

In billions of dollars	1H'09	FY 2008	FY 2007	FY 2006
GAAP Revenues				
Citicorp	$ 35.5	$ 60.6	$ 60.1	$ 50.3
Citi Holdings	19.2	(6.7)	19.5	37.9
Corporate/Other	(0.2)	(2.3)	(2.3)	(1.9)
Total Citigroup	$ 54.5	$ 51.6	$ 77.3	$ 86.3
Impact of Securitization				
Citicorp	$ 3.1	$ 5.7	$ 2.5	$ 2.5
Citi Holdings	2.5	3.9	1.7	0.8
Total Citigroup	$ 5.6	$ 9.6	$ 4.2	$ 3.3
Managed Revenues				
Citicorp	$ 38.7	$ 66.3	$ 62.6	$ 52.8
Citi Holdings	21.7	(2.8)	21.2	38.7
Corporate/Other	(0.2)	(2.3)	(2.3)	(1.9)
Total Citigroup	$ 60.1	$ 61.2	$ 81.5	$ 89.7

North America RCB Average Managed Loans (Non-GAAP)

In billions of dollars	Jun. 30, 2009
GAAP Average Loans	$ 18.9
Impact of Securitization	68.7
Average Managed Loans	$ 87.6

Certain statements in this document are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may differ materially from those included in these statements due to a variety of factors. More information about these factors is contained in Citigroup's filings with the U.S. Securities and Exchange Commission.